  Exhibit 11.1

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015
AND 2014

天道香港會計師事務所有限公司
UHY VOCATION HK CPA LIMITED
Certified Public Accountants

A member of UHY International,
a network of independent accounting and consulting firms

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

CONTENTS

	Pages
Report of Independent Registered public Accounting Firm	1
Balance sheets	2
Statements of operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 15

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENPENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE MEMBERS OF
SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

We have audited the accompanying balance sheets of Sky Sovereign (F&B) Limited as of December 31, 2015 and 2014, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with a Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sky Sovereign (F&B) Limited as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,
December 5, 2016

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

BALANCE SHEETS

	Note	December 31, 2015 HK$	December 31, 2014 HK$
ASSETS			
Cash and cash equivalents		126,124	279,785
Accounts receivable	3	105,001	47,139
Amount due from the related company	4	442,210	-
Other current asset	5	130,807	130,807
Total current assets		804,142	457,731
Rental deposit		362,088	309,063
Deferred tax assets	9	452,886	456,061
Equipment (net of accumulated depreciation)	6	653,973	471,040
Total long term assets		1,468,947	1,236,164
Total assets		2,273,089	1,693,895
LIABILITIES			
Accounts and other payables	7	623,275	745,507
Bank loan	8	286,584	-
Amount due to related parties and group companies	4	1,040,339	649,024
Total current liabilities		1,950,198	1,394,531
Assets retirement obligation		88,712	84,488
Total long term liabilities		88,712	84,488
Total liabilities		2,038,910	1,479,019
SHAREHOLDER'S EQUITY			
Common stock -, no par value, 10,000 authorized 41,020 shares issued and outstanding as of December 31, 2015 and 2014		2,520,100	2,520,100
Accumulated losses		(2,285,921)	(2,305,224)
Total equity		234,179	214,876
Total liabilities and shareholder's equity		2,273,089	1,693,895

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	Note	2015 HK$	2014 HK$
Income			
Sales of food and beverages		7,379,398	7,587,202
Coupon sales		757	475,468
Total revenues		7,380,155	8,062,670
Food purchases		(2,290,523)	(2,690,711)
Consumables materials		(131,393)	(137,844)
Depreciation		(118,955)	(81,219)
Operating lease expenses		(1,027,667)	(948,929)
Staff cost		(2,502,121)	(3,155,851)
Other operating expenses		(1,288,407)	(2,112,029)
Total operating costs and expenses		(7,359,066)	(9,126,583)
Operating income/(loss)		21,089	(1,063,913)
Net interest expenses		(8,141)	(4,023)
Other non-operating income		9,530	40,718
Income/(loss) before income taxes		22,478	(1,027,218)
Income taxes(expenses)/benefits	9	(3,175)	456,061
Net income/(loss)		19,303	(571,157)
Basic and diluted net income/ (loss) per common share	11	0.47	(13.9)

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF CHANGES IN SHAREHOLDERS'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	Common stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Stockholder's Equity HK$
Balance as at January 1, 2014	41,020	2,520,100	(1,734,067)	786,033
Net loss	-	-	(571,157)	(571,157)
Balance as at December 31, 2014	41,020	2,520,100	(2,305,224)	214,876
Net income	-	-	19,303	19,303
Balance as at December 31, 2015	41,020	2,520,100	(2,285,921)	234,179

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015 HK$	2014 HK$
Cash flows from operating activities		
Net income /(losses) before income taxes	22,478	(1,027,218)
Adjustments to reconcile net income to net cash provided from operating activities		
Depreciation	118,955	81,219
Changes in other operating assets and liabilities		
Rental deposit	(53,025)	(425,310)
Accounts and other receivables	(57,862)	1,727,102
Accounts and other payables	(122,232)	(51,049)
Net cash (used in)/ provided from operating activities	(91,686)	304,744
Cash flows from investing activity		
Purchase of property, plant and equipment	(297,664)	(45,287)
Net cash used for investing activity	(297,664)	(45,287)
Cash flows from financing activities		
Bank loan	286,584	-
Proceed advanced from related parties	391,315	(182,974)
Proceed advanced to the related company	(442,210)	-
Net cash provided from/(used for)financing activities	235,689	(182,974)
Net (decrease)/increase in cash	(153,661)	76,483
Cash, beginning of year	279,785	203,302
Cash, end of year	126,124	279,785

See notes to financial statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Sky Sovereign (F&B) Limited (the "Company") established on July 3, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at Shop 741, Level 7, The Metropolis Mall, 6 Metropolis Drive, Hunghom, Kowloon.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation

The accompanying audited financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years:-

Leasehold improvement	8 years
Furniture, fixture and equipment	8 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at December 31, 2015 and 2014. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in the Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sales recognized as sales when the services has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$68,208 and HK$96,247 for the years ended 2015 and 2014, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statements - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statements Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statements - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statements, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	December 31, 2015 HK$	December 31, 2014 HK$
Accounts receivables	105,001	47,139

The Company recorded no allowance for doubtful debts for accounts receivables for the years ended December 31, 2015 and 2014.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	December 31, 2015 HK$	December 31, 2014 HK$
0-30 days	105,001	47,139
31-60 days	-	-
61-90 days	-	-
Above 90 days	-	-
	105,001	47,139

4. AMOUNT DUE FROM / (TO) RELATED PARTIES

	December 31, 2015 HK$	December 31, 2014 HK$
Related company		
Good Taste International Gourmet Group Limited[1]	442,210	-
Go Fun Card Limited	(845,560)	(214,000)
Go inside Kitchen Limited	(58,352)	-
Director		
Cheng Yee Man Elaine	(136,427)	(435,024)
	(1,040,339)	(649,024)

The amounts represent the money advance from/(to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

5. OTHER CURRENT ASSETS

	December 31, 2015 HK$	December 31, 2014 HK$
Utilities deposit	98,560	98,560
Prepayment	32,247	32,247
	130,807	130,807

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of December 31, 2015 and 2014 consisted of the following:

	December 31, 2015 HK$	December 31, 2014 HK$
Leasehold improvement	363,890	363,890
Furniture, fixture and equipment	587,753	285,865
	951,643	649,755
Less: accumulated depreciation	(297,670)	(178,715)
Total	653,973	471,040

Depreciation expenses for the years ended December 31, 2015 and 2014 amounted to HK$118,955 and HK$81,219, respectively.

For the years ended December 31, 2015 and 2014, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	December 31, 2015 HK$	December 31, 2014 HK$
Accounts payables	302,278	286,008
Accrued expenses	320,997	459,499
	623,275	745,507

The carrying values of accounts and other payables approximate their fair values.

8. BANK LOAN

	December 31, 2015 HK$	December 31, 2014 HK$
Secured bank loan – on demand	286,584	-

At 31 December 2015 the Company's bank facilities of HK$300,000 and bank loan are secured by personal guarantee executed by the Company's director. HK$286,584 of the facility was utilized.

9. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's income before taxes for the years ended December 31, 2015 and 2014 consists of the following:

	2015 HK$	2014 HK$
Current income taxes	-	-
Deferred income taxes (expenses)/benefits	(3,175)	456,061
	(3,175)	456,061

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	2015 HK$	2014 HK$
Profit tax rate	16.5%	(16.5%)
Non-deductible expense	87%	1.3%
Temporary difference	(45%)	(43.2%)
Tax loss carry forwards	(75%)	16.4%
Effective tax rate	(16.5%)	(42%)

In 2015 and 2014, the Company recorded a tax loss of HK$533 and a tax benefit of HK$286,570 respectively, following the finalization of tax audit, which is mainly due to the temporary difference, deferred tax assets of Equipment (net of accumulated depreciation) and tax loss carry forwards.

9. INCOME TAXES (CONTINUED)

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	December 31, 2015 HK$	December 31, 2014 HK$
Temporary difference and deferred tax assets of Equipment (net of accumulated depreciation)	(6,042)	(19,215)
Tax loss carry forwards	458,397	475,276
Total deferred tax assets	452,355	456,061

10. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	2015 HK$	2014 HK$
Year ending December 31:		
2015	-	358,710
2016	960,000	-
2017	960,000	-
2018	440,000	-
	2,360,000	358,710

11. EARNINGS (LOSS) PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income/ (loss) available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income/ (loss) per common share attributable to the Company for all years presented:

	2015 HK$	2014 HK$
Income /(loss)available to common shareholders	18,773	(571,157)
Basic and diluted net income/(loss) per common shareholder	0.47	(13.9)

12. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015
AND 2014

天道香港會計師事務所有限公司
UHY VOCATION HK CPA LIMITED
Certified Public Accountants

A member of UHY International,
a network of independent accounting and consulting firms

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

CONTENTS

	Pages
Report of Independent Registered Public Accounting firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 14

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENPENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

We have audited the accompanying balance sheets of Heartful Blessing Catering Investment Limited as of December 31, 2015 and 2014, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with a Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Heartful Blessing Catering Investment Limited as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,
December 5, 2016

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

BALANCE SHEETS

	Note	December 31, 2015 HK$	December 31, 2014 HK$
ASSETS			
Cash and cash equivalents		323,648	339,966
Accounts receivable	3	836	-
Amount due from the intermediate holding company	4	688,501	-
Other current assets	5	235,327	508,111
Total current assets		1,248,312	848,077
Rental deposit		451,548	-
Deferred tax assets	8	497,515	453,640
Equipment (net of accumulated depreciation)	6	1,563,881	2,336,244
Total long term assets		2,512,944	2,789,884
Total assets		3,761,256	3,637,961
LIABILITIES			
Accounts and other payables	7	1,332,265	1,210,835
Amount due to directors and related parties	4	357,940	139,070
Total current liabilities		1,690,205	1,349,905
Asset retirement obligation		105,591	100,563
Total liabilities		1,795,796	1,450,468
SHAREHOLDER'S EQUITY			
Common stock - , no par value, 10,000 authorized 50,000,000 shares issued and outstanding as of December 31, 2015 and 2014		4,500,000	4,500,000
Accumulated losses		(2,534,540)	(2,312,507)
Total equity		1,965,460	2,187,493
Total liabilities and shareholder's equity		3,761,256	3,637,961

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	Note	2015 HK$	2014 HK$
Income			
Sales of food and beverages		13,223,313	13,018,593
Total revenues		13,223,313	13,018,593
Food purchase		(4,310,740)	(4,596,543)
Consumables materials		(300,329)	(160,126)
Depreciation		(772,363)	(772,363)
Operating lease expenses		(1,427,335)	(1,310,800)
Staff cost		(4,825,440)	(5,284,322)
Other operating expenses		(1,847,985)	(1,712,389)
Total operating costs and expenses		(13,484,192)	(13,836,543)
Operating loss		(260,879)	(817,950)
Net interest expenses		(5,029)	(4,789)
Other non-operating income		-	102,704
Loss before income taxes		(265,908)	(720,035)
Income taxes	8	43,875	453,640
Net losses		(222,033)	(266,395)
Basic net loss per common share	10	(0.0044)	(0.0053)

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF CHANGES IN SHAREHOLDERS'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	Common Stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Stockholders' Equity HK$
Balance at January 1, 2014	50,000,000	4,500,000	(2,046,112)	2,453,888
Loss for the year	-	-	(266,395)	(266,395)
Balance at December 31, 2014	50,000,000	4,500,000	(2,312,507)	2,187,493
Loss for the year	-	-	(222,033)	(222,033)
Balance at December 31, 2015	50,000,000	4,500,00	(2,534,540)	1,965,460

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015 HK$	2014 HK$
Cash flows from operating activities		
Net losses	(265,908)	(720,035)
Adjustments to reconcile net losses to net cash provided from operating activities:		
Depreciation	772,363	772,363
Changes in other operating assets and liabilities		
Inventory	-	41,663
Accounts and other receivables	(179,600)	(294,204)
Accounts and other payables	121,430	(185,097)
Net cash provided from / (used for) operating activities	448,285	(385,310)
Cash flow from investing activities		
Assets retirement obligation	5,028	100,563
Proceeds from issue of shares	-	4,400,000
Purchase of property, plant and equipment	-	(95,774)
Net cash provided from investing activities	5,028	4,404,789
Cash flow from financing activities		
Proceed advanced to the related company	(688,501)	-
Proceed from director	-	220,189
Proceed advanced from / (to) related parties	218,870	(4,260,930)
Net cash used for financing activities	(469,631)	(4,040,741)
Net decrease in cash	(16,318)	(21,262)
Cash, beginning of year	339,966	361,228
Cash, end of year	323,648	339,966

See notes to financial statements

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Heartful Blessing Catering Investment Limited (the "Company") established on May 21, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at Shop 5-6, G/F, Jubilant Place, 16 San Shan Rad, To Kwan Wan, Kowloon, Hong Kong.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation

The accompanying audited financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the f:-

Leasehold improvement	5 years
Furniture, fixture and equipment	5 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at December 31, 2015 and 2014. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair Value of Financial Instruments (continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$12,149 and Nil for the years ended 2015 and 2014, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

2.11 Recent accounting pronouncements (continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement – Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement – Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 – 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	December 31 2015 HK$	December 31 2014 HK$
Accounts receivables	836	-

The Company recorded no allowance for doubtful debts for accounts receivables for the year ended December 31, 2015 and period ended December 31, 2014.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	December 31, 2015 HK$	December 31, 2014 HK$
0-30 days	836	-
31-60 days	-	-
61-90 days	-	-
Above 90 days	-	-
	836	-

4. AMOUNTS DUE FROM / (TO) RELATED PARTIES

	December 31 2015 HK$	December 31 2014 HK$
Intermediate holding company		
Good Taste International Gourmet Group Limited	688,501	-
Director		
Fong Yat Sing	(133,870)	(25,000)
Related company		
Go Fun Card Limited	(224,070)	(114,070)
	(357,940)	(139,070)

The amounts represent the money advance from / (to) the Company for daily operations. The balances are unsecured, interest free and have no fixed repayment terms.

5. OTHER CURRENT ASSETS

	December 31, 2015 HK$	December 31, 2014 HK$
Utilities deposits:	200,000	494,111
Prepayment	16,352	14,000
Other receivables	18,975	-
	235,327	508,111

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of December 31, 2015 and 2014 consisted of the following:

	December 31, 2015 HK$	December 31, 2014 HK$
Leasehold improvement	3,797,826	3,797,826
Furniture, fixture and equipment	63,989	63,989
	3,861,815	3,861,815
Less: accumulated depreciation	(2,297,934)	(1,525,571)
Total	1,563,881	2,336,244

Depreciation expenses for the years ended December 31, 2015 and 2014 amounted to HK$772,363 and HK$772,363, respectively.

For the years ended December 31, 2015 and 2014, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	December 31, 2015 HK$	December 31, 2014 HK$
Accounts payables	1,244,520	595,616
Accrued expenses	87,745	615,219
	1,332,265	1,210,835

The carrying values of accounts and other payables approximate their fair values.

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's loss before income taxes for the years ended December 31, 2015 and 2014 consists of the following:

	2015 HK$	2014 HK$
Current income tax	-	-
Deferred income tax benefit	43,875	454,430
	43,875	454,430

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate

	2015 HK$	2014 HK$
Profit tax rate	(16.5%)	(16.5%)
Non-deductible expense	47.93%	17.7%
Temporary difference	7.25%	59.69%
Tax loss carry forward	(22.17%)	2.2%
Effective tax rate	(16.51%)	(63.1%)

In 2015, the Company did not have any tax benefit following the finalization of tax audit.

In 2014, the Company recorded a tax benefit of HK$335,536 following the finalization of tax audit.

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	December 31 2015 HK$	December 31 2014 HK$
Temporary difference and deferred tax asset of Equipment (net of accumulated depreciation)	498,305	454,430

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	2015 HK$	2014 HK$
Year ending December 31		
2015	-	787,500
2016	1,537,200	-
2017	1,537,200	-
2018	960,750	-
	4,035,150	787,500

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic net loss per common share attribute to the Company for all years presented:

	2015 HK$	2014 HK$
Net losses available to common shareholders	(222,033)	(265,605)
Basic net loss per common shareholder	(0.0044)	(0.0053)

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent event that required recognition or additional disclosure in these financial statements.

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015
AND 2014

天道香港會計師事務所有限公司
UHY VOCATION HK CPA LIMITED
Certified Public Accountants

A member of UHY International,
a network of independent accounting and consulting firms

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

CONTENTS

	Pages
Report of Independent Registered Public Accounting firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 14

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

We have audited the accompanying balance sheets of Shichirin Food And Beverage Corporation Limited as of December 31, 2015 and 2014, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with a Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shichirin Food And Beverage Corporation Limited as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,
December 5, 2016

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

BALANCE SHEETS

	Note	December 31, 2015 HK$	December 31, 2014 HK$
ASSETS			
Cash and cash equivalents		141,542	270,505
Accounts receivable	3	789,470	781,756
Amount due from an intermediate holding company	4	599,700	-
Other current assets	5	218,684	187,075
Total current assets		1,749,396	1,239,336
Rental deposit		565,000	565,000
Equipment (net of accumulated depreciation)	6	3,816,406	4,013,298
Total long term assets		4,381,406	4,578,298
Total assets		6,130,802	5,817,634
LIABILITIES			
Accounts and other payables	7	1,077,708	564,711
Amounts due to a director and a related company	4	4,064,062	4,529,477
Tax payable	8	77,580	46,775
Deferred tax liabilities	8	6,603	13,523
Total current liabilities		5,225,953	5,154,486
Asset retirement obligation		98,765	94,062
Total long term liabilities		98,765	94,062
Total liabilities		5,324,718	5,248,548
SHAREHOLDER'S EQUITY			
Common stock - , no par value, 10,000 authorized 500 shares issued and outstanding as of December 31, 2015 and 2014		500	500
Retained earnings		805,584	568,586
Total equity		806,084	569,086
Total liabilities and shareholder's equity		6,130,802	5,817,634

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	Note	2015 HK$	2014 HK$
Income			
Sales of food and beverages		6,626,311	7,385,285
Coupon sales		3,830,983	4,306,454
Total revenues		10,457,294	11,691,739
Purchase, less discount		(4,448,723)	(4,785,412)
Consumables materials		(85,623)	(94,390)
Depreciation		(242,550)	(252,400)
Operating lease expenses		(1,620,401)	(1,393,609)
Staff cost		(1,713,537)	(2,389,797)
Other operating expenses		(2,083,390)	(2,517,826)
Total operating costs and expenses		(10,194,224)	(11,433,434)
Operating income		263,070	258,305
Net interest expenses		(4,703)	(4,596)
Other non-operating income		2,516	95,929
Income before income taxes		260,883	349,638
Income taxes	8	(23,885)	(60,298)
Net income		236,998	289,340
Basic and diluted net income per common share		474	579

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	Common stock			
	Number of shares	Amount HK$	Retained earnings HK$	Total Stockholders' Equity HK$
Balance at January 1, 2014	500	500	279,246	279,746
Net income	-	-	289,340	289,340
Balance at December 31, 2014	500	500	568,586	569,086
Net income	-	-	236,998	236,998
Balance at December 31, 2015	500	500	805,584	806,084

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	2015 HK$	2014 HK$
Cash flows from operating activities		
Net income	260,883	349,638
Adjustments to reconcile net income to net cash provided from operating activities:		
Depreciation	242,550	252,400
Changes in other operating assets and liabilities		
Inventory	-	61,401
Accounts and other receivables	(39,323)	(70,039)
Accounts and other payables	512,997	(431,820)
Net cash provided from operating activities	977,107	161,580
Cash flows from investing activity		
Purchase of property, plant and equipment	(40,955)	(5,481)
Net cash used for investing activity	(40,955)	(5,481)
Cash flows from financing activities		
Proceed advanced to an intermediate holding company	(599,700)	-
Proceed from director	-	430,028
Proceed advanced from a director and a related company	(465,415)	(713,963)
Net cash used for financing activities	(1,065,115)	(283,935)
Net decrease in cash	(128,963)	(127,836)
Cash, beginning of year	270,505	398,341
Cash, end of year	141,542	270,505

See notes to financial statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Shichirin Food And Beverage Corporation Limited (the "Company"), established on March 15, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at A-G, 3/F, East South Building, 475-481 Hennessy Road, Causeway Bay, Hong Kong.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of and presentation and use of estimates

The accompanying audited financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years:-

Leasehold improvement	25 years
Furniture, fixture and equipment	5 years
Plant and machinery	3.33 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at December 31, 2015 and 2014. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists,
(ii) Services had been rendered,
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sale recognized as sales when the services has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$87,400 and HK$315,885 for the years ended 2015 and 2014, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	December 31, 2015 HK$	December 31, 2014 HK$
Accounts receivables	789,470	781,756

The Company recorded no allowance for doubtful debts for accounts receivables for the years ended December 31, 2015 and 2014.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	December 31, 2015 HK$	December 31, 2014 HK$
0-30 days	91,562	22,768
31-60 days	18,455	92,894
61-90 days	182,118	666,094
Above 90 days	497,335	-
	789,470	781,756

4. AMOUNT DUE FROM / (TO) RELATED PARTIES

	December 31, 2015 HK$	December 31, 2014 HK$
Intermediate holding company		
Good Taste International Gourmet Group Limited	599,700	-
Related company		
Go Fun Card Limited	(31,058)	(66,058)
Director		
Sparkling Future Limited	(4,033,004)	(4,463,419)
	(4,064,062)	(4,529,477)

The amounts represent the money advance from/ (to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

5. OTHER CURRENT ASSETS

	December 31, 2015 HK$	December 31, 2014 HK$
Utilities deposit	123,900	107,400
Prepayment	94,784	79,675
	218,684	187,075

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of December 31, 2015 and 2014 consisted of the following:

	December 31, 2015 HK$	December 31, 2014 HK$
Leasehold improvement	4,437,054	4,437,054
Furniture, fixture and equipment	236,694	200,314
Plant and machinery	125,461	116,183
	4,799,209	4,753,551
Less: accumulated depreciation	(982,803)	(740,253)
Total	3,816,406	4,013,298

Depreciation expenses for the years ended December 31, 2015 and 2014 amounted to HK$242,550 and HK$252,400, respectively.

For the years ended December 31, 2015 and 2014, the Company records no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	December 31, 2015 HK$	December 31, 2014 HK$
Accounts payables	853,353	342,307
Accrued expenses	224,355	222,404
	1,077,708	564,711

The carrying values of accounts and other payables approximate their fair values.

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's income before taxes for the years ended December 31, 2015 and 2014 consists of the following:

	2015 HK$	2014 HK$
Current income tax	30,805	46,775
Deferred income tax (benefit)/expenses	(6,920)	13,523
	23,885	60,298

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	2015 HK$	2014 HK$
Profit tax rate	16.5%	16.5%
Non-deductible expense	15.7%	11.9%
Temporary difference	(15.3%)	(5.4%)
Permanent difference	(7.7%)	(5.7%)
Income tax expense	9.2%	17.3%

In 2015, the Company recorded a tax benefit of HK$19,160 following the finalization of tax audit.

In 2014, the Company incurred an additional tax obligation of HK$2,608 due to the temporary difference and deferred tax liabilities of Equipment (net of accumulated depreciation).

The components of deferred tax liabilities recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	December 31, 2015 HK$	December 31, 2014 HK$
Temporary difference and deferred tax liabilities of Equipment (net of accumulated depreciation)	6,603	13,523

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	2015 HK$	2014 HK$
Year ending December 31:		
2015	-	339,000
2016	1,660,200	-
2017	1,720,200	-
2018	433,800	-
	3,814,200	339,000

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to the Company for all years presented:

	2015 HK$	2014 HK$
Net income available to common shareholders	236,998	289,340
Basic and diluted income per common shareholder	474	579

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

GO INSIDE KITCHEN LIMITED

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2015
AND
PERIOD ENDED DECEMBER 31, 2014

天道香港會計師事務所有限公司
UHY VOCATION HK CPA LIMITED
Certified Public Accountants

A member of UHY International,
a network of independent accounting and consulting firms

GO INSIDE KITCHEN LIMITED

CONTENTS

	Pages
Report of Independent Registered Public Accounting Firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 14

VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
GO INSIDE KITCHEN LIMITED

We have audited the accompanying balance sheets of Go inside Kitchen Limited as of December 31, 2015 and 2014, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the year ended December 31, 2015 and the period from November 26, 2014 to December 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Go inside Kitchen Limited Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,
December 5, 2016

GO INSIDE KITCHEN LIMITED

BALANCE SHEETS

	Note	December 31, 2015 HK$	December 31, 2014 HK$
ASSETS			
Cash and cash equivalents		116,076	113,066
Accounts receivable	3	17,240	-
Amounts due from related parties	4	415,852	70,000
Other current assets	5	184,117	39,000
Total current assets		733,285	222,066
Rental deposit		-	68,000
Deferred tax assets	8	49,161	39,583
Equipment (net of accumulated depreciation)	6	478,921	563,572
Total long term assets		528,082	671,155
Total assets		1,261,367	893,221
LIABILITIES			
Accounts and other payables	7	190,970	158,059
Amounts due to a related party	4	1,679,053	1,297,053
Total current liabilities		1,870,023	1,455,112
Asset retirement obligation		35,622	33,926
Total long term liabilities		35,622	33,926
Total liabilities		1,905,645	1,489,038
SHAREHOLDER'S EQUITY			
Common stock-, no par value, 10,000 authorized 10,000 shares issued and outstanding as of December31, 2012015 and 2014		10,000	10,000
Accumulated losses		(644,278)	(605,817)
Total equity		(634,278)	(595,817)
Total liabilities and shareholder's equity		1,271,367	893,221

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENT OF OPERATIONS
FOR THE YEAR/PERIOD ENDED,

	Note	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Income			
Sales of food and beverages		2,523,120	120,029
Coupon sales		30,138	-
Total revenues		2,553,258	120,029
Food purchase		(822,107)	(70,733)
Consumables materials		(43,038)	(21,420)
Operating lease expenses		(204,000)	(17,000)
Staff cost		(958,924)	(101,293)
Other operating expenses		(582,542)	(154,825)
Total operating costs and expenses		(2,610,611)	(365,271)
Operating income/(loss)		(57,353)	(245,242)
Net interest expense		(1,696)	(158)
Other non-operating income		1,010	-
Lease premium written off		-	(400,000)
Loss before income taxes		(58,039)	(645,400)
Income taxes	8	9,578	39,583
Net loss		(48,461)	(605,817)
Basic net loss per common share	10	(4.8)	(60.6)

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY FOR THE YEAR ENDED DECEMBER 31, 2015 AND PERIOD ENDED DECEMBER 31, 2014

	Common stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Equity HK$
Balance at November 26, 2014	10,000	10,000	-	10,000
Net loss	-	-	(605,817)	(605,817)
Balance at December 31, 2014	10,000	10,000	(605,817)	(595,817)
Net loss	-	-	(48,461)	(48,461)
Balance at December 31, 2015	10,000	10,000	(654,278)	(644,278)

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2015 AND
PERIOD ENDED DECEMBER 31, 2014

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Cash flows from operating activities		
Net loss	(58,039)	(645,400)
Adjustments to reconcile net oncome to net cash provided from operating activities:		
Depreciation	124,589	19,434
Bank interest income	(6)	-
Changes in other operating assets and liabilities		
Accounts and other receivables	(94,357)	(107,000)
Accounts and other payables	(1,264,142)	158,059
Net cash used for operating activities	(1,291,955)	(574,907)
Cash flows from investing activities		
Purchase of property, plant and equipment	(38,242)	(549,080)
Proceeds from issue of shares	-	10,000
Bank interest received	6	-
Net cash used for investing activities	(38,236)	(539,080)
Cash flows from financing activities		
Proceed advanced to related parties	(345,852)	(70,000)
Proceed advanced from a related company	1,679,053	1,297,053
Net cash provided from financing activities	1,333,201	1,227,053
Net increase in cash	3,010	113,066
Cash, beginning of year	113,066	-
Cash, end of year	116,076	113,066

See notes to financial statements

GO INSIDE KITCHEN LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2015 AND
PERIOD ENDED DECEMBER 31, 2014

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Go Inside Kitchen Limited (the "Company"), established on November 26, 2014 is a limited liability incorporated in Hong Kong. The registered office of the Company is located at Flat D, 5/F, Selwyn Factory Building, 404 Kwun Tong Road, Kwun Tong, Kowloon.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation and use of estimates

The accompanying audited financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years

Leasehold improvement	5 years
Furniture, fixture and equipment	5 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at December 31, 2015 and 2014. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable, and
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sale is recognized as sales when the services has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities. The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$67,172 and HK$22,681 for the year /period ended 2015 and 2014, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, Leases (Topic 842). The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Accounts receivable	17,240	-

The Company recorded no allowance for doubtful debts for accounts receivables for the year ended December 31, 2015 and period ended December 31, 2014.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
0-30 days	17,240	-
31-60 days	-	-
61-90 days	-	-
Above 90 days	-	-
	17,240	-

4. AMOUNT DUE FROM / (TO) RELATED PARTIES

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Related companies		
Good Taste International Gourmet Group Limited	47,500	-
Sky Sovereign (F&B) Limited	58,352	-
Director		
Fong Yat Sing Vitus	-	10,000
Related party		
Cheng Yee Man Elaine	310,000	60,000
	415,852	70,000
Related companies		
Go Fun Card Limited	(1,679,053)	(1,297,053)

The amounts represent the money advance from/ (to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

5. OTHER CURRENT ASSETS

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Utilities deposit	107,000	39,000
Prepayment	77,117	-
	184,117	39,000

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of December 31, 2015 and 2014 consisted of the following:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Leasehold improvement	119,918	101,568
Furniture, fixture and equipment	503,026	481,438
	622,944	583,006
Less: accumulated depreciation	(144,023)	(19,434)
Total	478,921	563,572

Depreciation expenses for the year ended December 31, 2015 and period ended December 31, 2014 amounted to HK$124,589 and HK$19,434 respectively.

For the year ended December 31, 2015 and period ended December 31, 2014, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Accounts payables	87,087	49,316
Accrued expenses	103,883	108,743
	190,970	158,059

The carrying values of accounts and other payables approximate their fair values.

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's loss before taxes for the year ended December 31, 2015 and period ended December 31, 2014 consists of the following:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Current income tax	-	-
Deferred income tax benefit	9,578	39,583
	9,578	39,583

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Profit tax rate	(16.5%)	(16.5%)
Non-deductible expense	35.4%	10.9%
Temporary difference	1%	(2.5%)
Tax loss	(3.4%)	14.3%
Effective tax rate	16.5%	6.2%

In 2015, the Company did not have any tax benefit following the finalization of tax audit.

In 2014, the Company recorded a tax benefit of HK$66,908 following the finalization of tax audit.

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances are as follows:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Temporary differences and deferred tax asset of Equipment (net of accumulated depreciation)	40,827	52,398
Tax loss carry forwards	(89,988)	(91,981)
Total deferred tax assets	(49,161)	(39,583)

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Year ending December 31	-	-
2015	-	204,000
2016	964,000	68,000
2017	1,344,000	-
2018	448,000	-
	2,756,000	272,000

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to the Company for all years presented:

	December 31, 2015 HK$	November 26,- December 31, 2014 HK$
Net loss available to common shareholders	(48,461)	(605,817)
Basic net loss per common share	(4.8)	(60.6)

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2016
AND
DECEMBER 31, 2015

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

CONTENTS

	Pages
Report of Independent Registered public Accounting Firm	1
Balance sheets	2
Statements of operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 15

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

We have reviewed the accompanying balance sheets of Sky Sovereign (F&B) Limited as of September 30, 2016 and December 31, 2015, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the period from January 1, 2016 to September 30, 2016 and the period from January 1, 2015 to September 30, 2015 ("Financial Information"). These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the Public Company Accounting Oversight Board (United States). A review of Financial Information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying Financial Information for them to be in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

BALANCE SHEETS

	Note	September 30, 2016 HK$	December 31, 2015 HK$
ASSETS			
Cash and cash equivalents		286,736	126,124
Accounts receivable	3	44,872	105,001
Amount due from the related company	4	892,490	442,210
Other current asset	5	130,975	130,807
Total current assets		1,355,073	804,142
Rental deposit		367,305	362,088
Deferred tax assets	9	418,548	452,886
Equipment (net of accumulated depreciation)	6	564,756	653,973
Total long term assets		1,350,609	1,468,947
Total assets		2,705,682	2,273,089
LIABILITIES			
Accounts and other payables	7	699,036	623,275
Bank loan	8	142,632	286,584
Amount due to related parties and group companies	4	1,367,251	1,040,339
Total current liabilities		2,208,919	1,950,198
Assets retirement obligation		92,030	88,712
Total long term liability		92,030	88,712
Total liabilities		2,300,949	2,038,910
SHAREHOLDER'S EQUITY			
Common stock - no par value, 10,000 authorized 41,020 shares issued and outstanding as of September 30, 2016 and December 31, 2015		2,520,100	2,520,100
Accumulated losses		(2,115,367)	(2,285,921)
Total equity		404,733	234,179
Total liabilities and shareholder's equity		2,705,682	2,273,089

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF OPERATIONS

	Note	Nine Months Ended September 30, 2016 HK$	September 30, 2015 HK$
Income			
Sales of food and beverages		5,882,435	5,619,143
Coupon sales		452,866	-
Total revenues		6,335,301	5,619,143
Food purchases		(1,968,322)	(1,801,341)
Consumables materials		(57,650)	(106,814)
Depreciation		(89,217)	(89,217)
Operating lease expenses		(1,348,365)	(1,146,280)
Staff cost		(2,234,890)	(1,982,635)
Other operating expenses		(404,259)	(454,428)
Total operating costs and expenses		(6,102,703)	(5,580,715)
Operating income		232,598	38,428
Net interest expenses		(28,568)	(3,153)
Other non-operating income		332	8
Income before income taxes		204,362	35,283
Income taxes expenses	9	(33,808)	(5,820)
Net income		170,554	29,463
Basic and diluted net income per common share	11	4.16	0.72

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF CHANGES IN SHAREHOLDERS'S EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2016 AND DECEMBER 31, 2015

	Common stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Stockholder's Equity HK$
Balance as at January 1, 2015	41,020	2,520,100	(2,305,224)	214,876
Net income for the year	-	-	19,303	19,303
Balance as at December 31, 2015 and January 1, 2016	41,020	2,520,100	(2,285,921)	234,179
Net income for the period	-	-	170,554	170,554
Balance as at September 30, 2016	41,020	2,520,100	(2,115,367)	404,733

See notes to financial statements

SKY SOVEREIGN (F&B) LIMITED
天君(飲食)有限公司

STATEMENTS OF CASH FLOWS

	Nine Months Ended	
	September 30, 2016 HK$	**September 30, 2015 HK$**
Cash flows from operating activities		
Net income for the period/year	204,362	35,283
Adjustments to reconcile net income to net cash provided from operating activities		
Depreciation	89,217	89,217
Asset retirement obligation	3,318	3,148
Changes in other operating assets and liabilities		
Rental deposit	(5,217)	(53,025)
Accounts and other receivables	59,961	(26,714)
Accounts and other payables	76,291	(72,811)
Net cash provided from /(used in) operating activities	427,932	(24,902)
Cash flows from investing activity		
Purchase of property, plant and equipment	-	(301,888)
Net cash used for investing activity	-	(301,888)
Cash flows from financing activities		
Bank loan	(143,952)	-
Proceed advanced from related parties	326,912	945,673
Proceed advanced to the related company	(450,280)	(640,058)
Net cash (used for)/provided from financing activities	(267,320)	305,615
Net increase/(decrease), in cash	160,612	(21,175)
Cash, beginning of period	126,124	279,785
Cash, end of period	286,736	258,610

See notes to financial statements

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Sky Sovereign (F&B) Limited (the "Company") established on July 3, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at Shop 741, Level 7, The Metropolis Mall, 6 Metropolis Drive, Hunghom, Kowloon.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation

The accompanying financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years:-

Leasehold improvement	8 years
Furniture, fixture and equipment	8 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at September 30, 2016. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in the Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sales recognized as sales when the services has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$58,718 and HK$53,816 for period ended September 30, 2016 and December 31, 2015, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statements - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statements Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statements - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statements, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts receivables	44,872	105,001

The Company recorded no allowance for doubtful debts for accounts receivables for the period ended September 30, 2016 and December 31, 2015.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
0-30 days	44,872	105,001
31-60 days	-	-
	44,872	105,001

4. AMOUNT DUE FROM /(TO) RELATED PARTIES

	September 30, 2016 HK$	December 31, 2015 HK$
Related company		
Good Taste International Gourmet Group Limited[1]	797,147	442,210
Go Fun Card Limited	(1,174,761)	(845,560)
Go Inside Kitchen Limited	95,343	(58,352)
Director		
Cheng Yee Man, Elaine	(192,490)	(136,427)

The amounts represent the money advance from/(to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

NOTES TO THE FINANCIAL STATEMENTS

5. OTHER CURRENT ASSETS

	September 30, 2016 HK$	December 31, 2015 HK$
Utilities deposit	100,060	98,560
Prepayment	30,915	32,247
	130,975	130,807

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of September 30, 2016 and December 31, 2015 consisted of the following:

	September 30, 2016 HK$	December 31, 2015 HK$
Leasehold improvement	587,753	363,890
Furniture, fixture and equipment	363,890	587,753
	951,643	951,643
Less: accumulated depreciation	(386,887)	(297,670)
Total	564,756	653,973

Depreciation expenses for the period ended September 30, 2016 and December 31, 2015 amounted to HK$89,217 and HK$118,955, respectively.

F or the period ended September 30, 2016 and December 31, 2015, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts payables	366,857	302,278
Accrued expenses	332,179	320,997
	699,036	623,275

The carrying values of accounts and other payables approximate their fair values.

8. BANK LOAN

	September 30, 2016 HK$	December 31, 2015 HK$
Secured bank loan – on demand	142,632	286,584

At September 30, 2016 the Company's bank facilities of HK$300,000 and bank loan are secured by personal guarantee executed by the Company's director. HK$142,632 of the facility was utilized.

9. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's income before taxes for or the period ended September 30, 2016 and December 31, 2015 consists of the following:

	Nine Months Ended September 30, 2016 HK$	December 31, 2015 HK$
Current income taxes	-	-
Deferred income taxes expenses	33,808	5,820
	33,808	5,820

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	Nine Months Ended September 30, 2016 HK$	December 31, 2015 HK$
Profit tax rate	16.5%	16.5%
Effective tax rate	16.5%	16.5%

In 2016 and 2015, the Company recorded a tax loss of HK$33,808 and HK$5,820 respectively, following the finalization of tax audit, which is mainly due to the temporary difference, deferred tax assets of Equipment (net of accumulated depreciation) and tax loss carry forwards.

9. INCOME TAXES (CONTINUED)

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Temporary difference and deferred tax (liabilities)/assets of Equipment (net of accumulated depreciation)	(4,430)	6,042
Tax loss carry forwards	(414,118)	(458,928)
Total deferred tax assets	(418,548)	(452,886)

10. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Period ending September 30 / December 31:		
2016	-	960,000
2017	960,000	960,000
2018	680,000	440,000
	1,640,000	2,360,000

11. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to the Company for all years presented:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Income available to common shareholders	170,554	29,463
Basic and diluted net income per common shareholder	4.16	0.72

12. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2016
AND
DECEMBER 31, 2015

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

CONTENTS

	Pages
Report of Independent Registered Public Accounting firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 14

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

We have reviewed the accompanying balance sheets of Heartful Blessing Catering Investment Limited as of September 30, 2016 and December 31, 2015, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the period from January 1, 2016 to September 30, 2016 and the period from January 1, 2015 to September 30, 2015 ("Financial Information"). These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the Public Company Accounting Oversight Board (United States). A review of Financial Information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying Financial Information for them to be in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

BALANCE SHEETS

	Note	September 30, 2016 HK$	December 31, 2015 HK$
ASSETS			
Cash and cash equivalents		278,152	323,648
Accounts receivable	3	-	836
Amount due from the intermediate holding company	4	756,880	688,501
Other current assets	5	232,113	235,327
Total current assets		1,267,145	1,248,312
Rental deposit		451,548	451,548
Deferred tax assets	8	572,919	497,515
Equipment (net of accumulated depreciation)	6	1,016,195	1,563,881
Total long term assets		2,040,662	2,512,944
Total assets		3,307,807	3,761,256
Liabilities			
Accounts and other payables	7	1,266,324	1,332,265
Amount due to directors and related parties	4	348,070	357,940
Total current liabilities		1,614,394	1,690,205
Asset retirement obligation		109,540	105,591
Total liabilities		1,723,934	1,795,796
SHAREHOLDER'S EQUITY			
Common stock - , no par value, 10,000 authorized 50,000,000 shares issued and outstanding as of September 30, 2016 and December 31, 2015		4,500,000	4,500,000
Accumulated losses		(2,916,127)	(2,534,540)
Total equity		1,583,873	1,965,460
Total liabilities and shareholder's equity		3,307,807	3,761,256

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF OPERATIONS

	Note	Nine Months Ended September 30, 2016 HK$	Nine Months Ended September 30, 2015 HK$
Income			
Sales of food and beverages		9,951,052	10,032,866
Total revenues		9,951,052	10,032,866
Food purchase		(3,212,054)	(3,294,072)
Consumables materials		(248,291)	(201,267)
Coupon commission		(576)	-
Depreciation		(584,846)	(579,272)
Operating lease expenses		(1,697,428)	(1,681,251)
Staff cost		(4,125,828)	(3,744,092)
Other operating expenses		(541,972)	(541,125)
Total operating costs and expenses		(10,410,995)	(10,041,079)
Operating loss		(463,578)	(8,213)
Net interest expenses		(3,949)	(3,747)
Other non-operating income		6,901	5,318
Loss before income taxes		(456,991)	(6,642)
Income taxes credit	8	75,404	1,095
Net losses		(381,587)	(5,547)
Basic net loss per common share	10	(0.0076)	(0.00005)

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF CHANGES IN SHAREHOLDERS'S EQUITY FOR THE PERIOD ENDED SEPTEMBER 30, 2016 AND DECEMBER 31, 2015

	Common Stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Stockholders' Equity HK$
Balance at January 1, 2015	50,000,000	4,500,000	(2,312,507)	2,187,493
Net loss for the year	-	-	(222,033)	(222,033)
Balance at December 31, 2015 and January 1, 2016	50,000,000	4,500,000	(2,534,540)	1,965,460
Net loss for the period	-	-	(381,587)	(381,587)
Balance at September 30, 2016	50,000,000	4,500,000	(2,916,127)	1,583,873

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

STATEMENTS OF CASH FLOWS

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Cash flows from operating activities		
Loss for the period	(456,991)	(6,642)
Adjustments to reconcile net loss to net cash provided from operating activities:		
Depreciation	584,846	579,272
Assets retirement obligation	3,949	3,746
Changes in other operating assets and liabilities		
Accounts and other receivables	4,050	(177,684)
Accounts and other payables	(65,941)	36,726
Net cash provided from operating activities	69,913	435,418
Cash flow from investing activity		
Purchase of property, plant and equipment	(37,160)	-
Net cash used for investing activity	(37,160)	-
Cash flow from financing activities		
Proceed advanced to the related company	(68,379)	(555,866)
Proceed advanced (to)/from related parties	(9,870)	158,380
Net cash used for financing activities	(78,249)	(397,486)
Net decrease, in cash	(45,496)	(37,932)
Cash, beginning of period	323,648	339,966
Cash, end of period	278,152	377,898

See notes to financial statements

HEARTFUL BLESSING CATERING INVESTMENT LIMITED
厚福飲食投資有限公司

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Heartful Blessing Catering Investment Limited (the "Company") established on May 21, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at Shop 5-6, G/F, Jubilant Place, 16 San Shan Rad, To Kwan Wan, Kowloon, Hong Kong.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation

The accompanying financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the f:-

Leasehold improvement	5 years
Furniture, fixture and equipment	5 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

NOTES TO THE FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at September 30, 2016. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair Value of Financial Instruments (continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$5,551 and HK$3,200 for the period ended September 30, 2016 and December 31, 2015, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

NOTES TO THE FINANCIAL STATEMENTS

2.11 Recent accounting pronouncements (continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement – Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement – Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 – 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

NOTES TO THE FINANCIAL STATEMENTS

3. ACCOUNTS RECEIVABLE

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts receivables	-	836

The Company recorded no allowance for doubtful debts for accounts receivables for the period ended September 30, 2016 and December 31, 2015.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
0-30 days	-	836
	-	836

4. AMOUNTS DUE FROM / (TO) RELATED PARTIES

	September 30, 2016 HK$	December 31, 2015 HK$
Intermediate holding company		
Good Taste International Gourmet Group Limited	756,880	688,501
Director		
Fong Yat Sing	(24,000)	(133,870)
Cheng Yee Man, Elaine	(100,000)	
Related company		
Go Fun Card Limited	(224,070)	(224,070)

The amounts represent the money advance from / (to) the Company for daily operations. The balances are unsecured, interest free and have no fixed repayment terms.

5. OTHER CURRENT ASSETS

	September 30, 2016 HK$	December 31, 2015 HK$
Utilities deposits	-	200,000
Prepayment	232,113	16,352
Other receivables	-	18,975
	232,113	235,327

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of September 30, 2016 and December 31, 2015 consisted of the following:

	September 30, 2016 HK$	December 31, 2015 HK$
Leasehold improvement	3,797,826	3,797,826
Furniture, fixture and equipment	101,149	63,989
	3,898,975	3,861,815
Less: accumulated depreciation	(2,882,780)	(2,297,934)
Total	1,016,195	1,563,881

Depreciation expenses for the period ended September 30, 2016 and 2015 amounted to HK$584,846 and HK$579,272, respectively.

For the period ended September 30, 2016 and December 31, 2015, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts payables	483,685	1,244,520
Accrued expenses	782,639	87,745
	1,266,324	1,332,265

The carrying values of accounts and other payables approximate their fair values.

NOTES TO THE FINANCIAL STATEMENTS

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's loss before income taxes for the period ended September 30, 2016 and December 31, 2015 consists of the following:

	Nine months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Current income tax	-	-
Deferred income tax benefit	75,404	1,095
	75,404	1,095

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate

	Nine months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Profit tax rate	(16.5%)	(16.5%)
Effective tax rate	(16.5%)	(16.5%)

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Temporary difference and deferred tax asset of Equipment (net of accumulated depreciation)	572,919	497,515

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Year ending September 30. / December 31.		
2016	-	1,537,200
2017	1,537,200	1,537,200
2018	1,345,050	960,750
	2,882,250	4,035,150

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic net loss per common share attribute to the Company for all years presented:

	Nine months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Net losses available to common shareholders	(381,325)	(5,548)
Basic net loss per common shareholder	(0.0076)	(0.0001)

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent event that required recognition or additional disclosure in these financial statements.

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2016
AND
DECEMBER 31, 2015

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

CONTENTS

	Pages
Report of Independent Registered Public Accounting firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 15

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

We have reviewed the accompanying balance sheets of Shichirin Food And Beverage Corporation Limited as of September 30, 2016 and December 31, 2015, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the period from January 1, 2016 to September 30, 2016 and the period from January 1, 2015 to September 30, 2015 ("Financial Information"). These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the Public Company Accounting Oversight Board (United States). A review of Financial Information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying Financial Information for them to be in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

BALANCE SHEETS

	Note	September 30, 2016 HK$	December 30, 2015 HK$
ASSETS			
Cash and cash equivalents		113,868	141,542
Accounts receivable	3	111,447	789,470
Amount due from an intermediate holding company	4	100,576	599,700
Other current assets	5	179,900	218,684
Total current assets		505,791	1,749,396
Rental deposit		565,000	565,000
Deferred tax asset	8	361,009	-
Equipment (net of accumulated depreciation)	6	3,846,940	3,816,406
Total long term assets		4,772,949	4,381,406
Total assets		5,278,740	6,130,802
LIABILITIES			
Accounts and other payables	7	2,169,665	1,077,708
Amounts due to a director and a related company	4	3,981,047	4,064,062
Tax payable	8	77,580	77,580
Deferred tax liabilities	8	-	6,603
Total current liabilities		6,228,292	5,225,953
Asset retirement obligation		102,458	98,765
Total long term liabilities		102,458	98,765
Total liabilities		6,330,750	5,324,718
SHAREHOLDER'S EQUITY			
Common stock - , no par value, 10,000 authorized 500 shares issued and outstanding as of December 31, 2015 and 2014		500	500
(Accumulated loss)/retained earnings		(1,052,510)	805,584
Total (deficit)/equity		(1,052,010)	806,084
Total liabilities and shareholder's equity		5,278,740	6,130,802

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF OPERATIONS

	Note	Nine Months Ended September 30, 2016 HK$	Nine Months Ended September 30, 2015 HK$
Income			
Sales of food and beverages		3,187,628	5,370,311
Coupon sales		1,630,787	2,887,870
Total revenues		4,818,415	8,258,181
Purchase, less discount		(2,513,669)	(3,484,742)
Consumables materials		(52,989)	(62,438)
Depreciation		(179,926)	(184,401)
Operating lease expenses		(1,570,536)	(1,534,221)
Staff cost		(2,111,390)	(1,930,226)
Other operating expenses		(614,162)	(683,352)
Total operating costs and expenses		(7,042,672)	(7,879,380)
Operating (loss)/income		(2,224,257)	378,801
Net interest expenses		(3,693)	(3,505)
Other non-operating income		2,244	1,158
(Loss)/profit before taxes		(2,225,706)	376,454
Income taxes credit/(expense)	8	367,612	(42,377)
Net (loss)/income		(1,858,094)	334,077
Basic and diluted net (loss)/income per common share		(3,716.19)	668.15

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY FOR THE PERIOD ENDED SEPTEMBER 30, 2016 AND DECEMBER 31, 2015

	Common stock			
	Number of shares	Amount HK$	Retained earnings/ (accumulated loss) HK$	Total stockholders' Equity HK$
Balance at January 1, 2015	500	500	568,586	569,086
Net income for the year	-	-	236,998	236,998
Balance at December 31, 2015 and January 1, 2016	500	500	805,584	806,084
Net loss for the period	-	-	(1,858,094)	(1,858,094)
Balance at September 30, 2016	500	500	(1,052,510)	(1,052,010)

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

STATEMENTS OF CASH FLOWS

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Cash flows from operating activities		
(Loss)/profit for the period	(2,225,706)	376,454
Adjustments to reconcile net income to net cash provided from operating activities:		
Depreciation	179,926	184,401
Asset retirement obligation	3,693	3,505
Changes in other operating assets and liabilities		
Accounts receivables	716,807	31,667
Accounts and other payables	1,091,957	365,197
Net cash (loss)/provided from operating activities	(233,323)	961,224
Cash flows from investing activity		
Purchase of property, plant and equipment	(210,460)	(45,658)
Net cash used for investing activity	(210,460)	(45,658)
Cash flows from financing activities		
Proceed advanced to an intermediate holding company	499,124	(409,050)
Proceed advanced from a director and a related company	(83,015)	(465,415)
Net cash from/(used) for financing activities	416,109	(874,465)
Net decrease/(increase), in cash	(27,674)	41,101
Cash, beginning of period	141,542	270,505
Cash, end of period	113,868	311,606

See notes to financial statements

SHICHIRIN FOOD AND BEVERAGE CORPORATION LIMITED
七輪飲食有限公司

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Shichirin Food And Beverage Corporation Limited (the "Company"), established on March 15, 2012 is a limited liability company incorporated in Hong Kong. The registered office of the Company is located at A-G, 3/F, East South Building, 475-481 Hennessy Road, Causeway Bay, Hong Kong.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of and presentation and use of estimates

The accompanying financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years:-

Leasehold improvement	25 years
Furniture, fixture and equipment	5 years
Plant and machinery	3.33 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at September 30, 2016. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists,
(ii) Services had been rendered,
(iii) The seller's price to the buyer is fixed or determinable,
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sale recognized as sales when the services has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities.
The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$74,937 and HK$60,500 for period ended September 30, 2016 and December 31, 2015 respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, *Leases (Topic 842)*. The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

NOTES TO THE FINANCIAL STATEMENTS

3. ACCOUNTS RECEIVABLE

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts receivables	111,447	789,470

The Company recorded no allowance for doubtful debts for accounts receivables for the period ended September 30, 2016 and December 31, 2015.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
0-30 days	82,723	91,562
31-60 days	-	18,455
61-90 days	14,979	182,118
Above 90 days	13,745	497,335
	111,447	789,470

4. AMOUNT DUE FROM /(TO) RELATED PARTIES

	September 30, 2016 HK$	December 31, 2015 HK$
Intermediate holding company		
Good Taste International Gourmet Group Limited	100,576	599,700
Related company		
Go Fun Card Limited	(91,058)	(31,058)
Director		
Sparkling Future Limited	(3,889,989)	(4,033,004)

The amounts represent the money advance from/(to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

NOTES TO THE FINANCIAL STATEMENTS

5. OTHER CURRENT ASSETS

	September 30, 2016 HK$	December 31, 2015 HK$
Utilities deposit	107,900	123,900
Prepayment	72,000	94,784
	179,900	218,684

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of September 30, 2016 and December 31, 2015 consisted of the following:

	September 30, 2016 HK$	December 31, 2015 HK$
Leasehold improvement	4,647,514	4,437,054
Furniture, fixture and equipment	236,694	236,694
Plant and machinery	125,461	125,461
	5,009,669	4,799,209
Less: accumulated depreciation	(1,162,729)	(982,803)
Total	3,846,940	3,816,406

Depreciation expenses for the period ended September 30, 2016 and December 31, 2015 amounted to HK$179,926 and HK$184,401, respectively.

For the period ended September 30, 2016 and December 31, 2015, the Company records no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts payables	538,596	853,353
Accrued expenses	224,838	224,355
Other payable – Tam Yiu Chuen	1,406,231	-
	2,169,665	1,077,708

The carrying values of accounts and other payables approximate their fair values.

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's income before taxes for the period ended September 30, 2016 and December 31, 2015, consists of the following:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Current income tax	-	47,511
Deferred income tax benefit	(367,612)	(5,134)
	(367,612)	42,377

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Profit tax rate	16.5%	16.5%
Non-deductible expense	-	0.07%
Non-taxable income	0.02%	-
Tax relief	-	(5.31%)
Income tax expense	16.52%	11.26%

In 2016, the Company recorded a tax benefit of HK$367,612 following the finalization of tax audit.

In 2015, the Company recorded a tax benefit of HK$5,134 following the finalization of tax audit.

The components of deferred tax liabilities recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Temporary difference and deferred tax liabilities of Equipment (net of accumulated depreciation)	(361,009)	6,603

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Period ending September 30 / December 31:		
2016	-	1,660,200
2017	1,708,950	1,720,200
2018	863,850	433,800
	2,572,800	3,814,200

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to the Company for all years presented:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Net (loss)/income available to common shareholders	(1,858,094)	334,007
Basic and diluted (loss)/income per common shareholder	(3,716.19)	668.01

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.

GO INSIDE KITCHEN LIMITED

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED SEPTEMBER 30, 2016
AND
DECEMBER 31, 2015

GO INSIDE KITCHEN LIMITED

CONTENTS

	Pages
Report of Independent Registered Public Accounting Firm	1
Balance Sheets	2
Statements of Operations	3
Statements of Changes in Shareholder's Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6 - 14

UHY VOCATION HK CPA LIMITED
Certified Public Accountants

Unit 301, 3/F Malaysia Building
50 Gloucester Road, Wanchai
Hong Kong.

Phone +852 2332 0661 (23 lines)
Fax +852 2332 0304
E-mail cpa@uhy-hk.com
Web www.uhy-hk.com

天道香港會計師
事務所有限公司
香港灣仔告士打道五十號
馬來西亞大廈三字樓三零一室
電話：二三三二零六六一
傳真：二三三二零三零四

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE MEMBERS OF
GO INSIDE KITCHEN LIMITED

We have reviewed the accompanying balance sheets of Go Inside Kitchen Limited as of September 30, 2016 and December 31, 2015, and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for the period from January 1, 2016 to September 30, 2016 and the period from January 1, 2015 to September 30, 2015 ("Financial Information"). These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the Public Company Accounting Oversight Board (United States). A review of Financial Information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying Financial Information for them to be in conformity with accounting principles generally accepted in the United States of America.

UHY Vocation HK CPA Limited
Certified Public Accountants

Hong Kong, the People's Republic of China,

GO INSIDE KITCHEN LIMITED

BALANCE SHEETS

	Note	September 30, 2016 HK$	December 31, 2015 HK$
ASSETS			
Cash and cash equivalents		87,800	116,076
Accounts receivable	3	22,768	17,240
Amounts due from related parties	4	472,000	415,852
Other current assets	5	248,313	184,117
Total current assets		830,881	733,285
Rental deposit		112,000	-
Deferred tax assets	8	76,461	49,161
Equipment (net of accumulated depreciation)	6	385,479	478,921
Total long term assets		573,940	528,082
Total assets		1,404,821	1,261,367
LIABILITIES			
Accounts and other payables	7	183,574	190,970
Amounts due to a related party	4	1,966,724	1,679,053
Total current liability		2,150,298	1,870,023
Asset retirement obligation		36,954	35,622
Total long term liability		36,954	35,622
Total liabilities		2,187,252	1,905,645
SHAREHOLDER'S EQUITY			
Common stock-, no par value, 10,000 authorized 10,000 shares issued and outstanding as of September 30, 2016 and December 31, 2015		10,000	10,000
Accumulated losses		(792,431)	(654,278)
Total deficit		(782,431)	(644,278)
Total liabilities and shareholder's equity		1,404,821	1,261,367

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENT OF OPERATIONS

	Note	Nine Months Ended September 30, 2016 HK$	Nine Months Ended September 30, 2015 HK$
Income			
Sales of food and beverages		1,823,486	1,883,435
Coupon sales		275,554	10,524
Total revenues		2,099,040	1,893,959
Food purchase		(804,841)	(641,420)
Consumables materials		(24,482)	(32,189)
Operating lease expenses		(198,160)	(225,400)
Staff cost		(885,496)	(829,622)
Other operating expenses		(350,186)	(310,845)
Total operating costs and expenses		(2,263,165)	(2,039,476)
Operating loss		(164,125)	(145,517)
Net interest expense		(1,332)	(1,264)
Other non-operating income		4	1,009
Loss before income taxes		(165,453)	(145,772)
Income taxes credit	8	27,300	20,492
Net loss		(138,153)	(125,280)
Basic net loss per common share	10	(13.81)	(12.52)

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2016 AND DECEMBER 31, 2015

	Common stock			
	Number of shares	Amount HK$	Accumulated losses HK$	Total Equity HK$
Balance at January 1, 2015	10,000	10,000	(605,817)	(595,817)
Net loss for the year	-	-	(48,461)	(48,461)
Balance at December 31, 2015 and January 1, 2016	10,000	10,000	(654,278)	(644,278)
Net loss for the period	-	-	(138,153)	(138,153)
Balance at September 30, 2016	10,000	10,000	(792,431)	(782,431)

See notes to financial statements

GO INSIDE KITCHEN LIMITED

STATEMENTS OF CASH FLOWS

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Cash flows from operating activities		
Net loss for the period	(165,453)	(145,772)
Adjustments to reconcile net oncome to net cash provided from operating activities:		
Depreciation	93,442	93,442
Bank interest income	(4)	(1,008)
Asset retirement obligation	1,332	1,264
Changes in other operating assets and liabilities		
Accounts and other receivables	(69,722)	(144,963)
Accounts and other payables	(7,397)	(1,339,544)
Net cash used for operating activities	(147,802)	(1,536,581)
Cash flows from investing activities		
Purchase of property, plant and equipment	-	(39,938)
Rental deposit	(112,000)	-
Bank interest received	4	1,008
Net cash used for investing activities	(111,996)	(38,930)
Cash flows from financing activities		
Proceed advanced to related parties	(65,000)	(262,711)
Proceed advanced from a related company	296,522	1,743,010
Net cash provided from financing activities	231,522	1,480,299
Net (decrease)/increase, in cash	(28,276)	95,212
Cash, beginning of period	116,076	113,066
Cash, end of period	87,800	17,854

See notes to financial statements

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANISATION AND PRINCIPAL ACTIVITIES

Go Inside Kitchen Limited (the "Company"), established on November 26, 2014 is a limited liability incorporated in Hong Kong. The registered office of the Company is located at Flat D, 5/F, Selwyn Factory Building, 404 Kwun Tong Road, Kwun Tong, Kowloon.

The Company was engaged in the operation of restaurant business in Hong Kong.

These financial statements are presented in Hong Kong dollars, unless otherwise stated.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Basis of preparation and use of estimates

The accompanying financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP). The preparation of the financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and valuation allowances for receivables. Actual results could differ from those estimates.

2.2 Property, plant and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset's estimated useful lives or lease period, using the straight line method, at the following years

Leasehold improvement	5 years
Furniture, fixture and equipment	5 years

When equipment is retired or otherwise disposed of, the related cost, accumulated depreciation and provision for impairment loss, if any, are removed from the respective accounts, and any gain or loss is reflected in the statements of operations. Repairs and maintenance costs on equipment are expensed as incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.3 Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the year, there were no bad debts incurred and no allowance for doubtful accounts recorded at September 30, 2016 and December 31, 2015. The Company's management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyses any historical bad debts, customer concentrations, and customer credit worthiness. Management's policy is to record reserve primarily on a specific identification basis. Accounts are written off after use of a collection agency is deemed to be no longer useful.

2.4 Cash and cash equivalents

Cash represents cash in banks and cash on hand.

The Company considers all highly liquid investments with original maturities of three months or less to be cash. Substantially all of the cash deposits of the Company are held with reputable financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

2.5 Income taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 "Income Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.6 Revenue recognition

Revenue represents the invoiced value of goods sold or services provided. Revenue is recognized when all the following criteria are met:

(i) Persuasive evidence of an arrangement exists.
(ii) Services had been rendered.
(iii) The seller's price to the buyer is fixed or determinable, and
(iv) Collectively is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold.

The coupon sale is recognized as sales when the service has been rendered.

2.7 Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

2.8 Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

2.9 Fair value of financial instruments

Our financial assets and financial liabilities that include cash equivalents and are measured and recorded at fair value on a recurring basis. We measure certain financial assets at fair value for disclosure purposes, as well as, on a nonrecurring basis when they are deemed to be other-than-temporarily impaired. Our other current financial assets and our other current financial liabilities have fair values that approximate their carrying value.

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.9 Fair value of financial instruments (Continued)

Level 1- Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2- Include other inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

Level 3- Unobservable inputs that are supported by little or no market activities. The fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

2.10 Advertising cost

Advertising cost consist primarily of expenses to media for posting advertisement, as well as costs related to advertising, industry conferences, promotional materials and marketing programs. Advertising cost is expensed as incurred in the statements of operations in the amount of HK$34,699 and HK$47,812 for 2016 and 2015, respectively.

2.11 Recent accounting pronouncements

In May 2014, the FASB has issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) Identify the contract(s) with a customer. (2) Identify the performance obligations in the contract. (3) Determine the transaction price. (4) Allocate the transaction price to the performance obligations in the contract. (5) Recognize revenue when (or as) the entity satisfies a performance obligation. The Company has not determined the effect the adoption of the standard will have on its financial statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

2.11 Recent accounting pronouncements (Continued)

In August 2014, the FASB has issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. The amendments in ASU 2014-15 are intended to define management's responsibility to evaluate whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. Under GAAP, financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities. Currently, GAAP lacks guidance about management's responsibility to evaluate whether there is substantial doubt about the organization's ability to continue as a going concern or to provide related footnote disclosures. This ASU provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes. The Company has not determined the effect the adoption of the standard will have on its financial statements.

In January 2015, the FASB has issued ASU 2015-01, Income Statement - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items. The amendments in ASU 2015-01 eliminates from U.S. GAAP the concept of extraordinary items. Subtopic 225-20, Income Statement - Extraordinary and Unusual Items, required that an entity separately classify, present, and disclose extraordinary events and transactions. Presently, an event or transaction is presumed to be an ordinary and usual activity of the reporting entity unless evidence clearly supports its classification as an extraordinary item. If an event or transaction meets the criteria for extraordinary classification, an entity is required to segregate the extraordinary item from the results of ordinary operations and show the item separately in the income statement, net of tax, after income from continuing operations. The entity also is required to disclose applicable income taxes and either present or disclose earnings-per-share data applicable to the extraordinary item. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016 - 02, Leases (Topic 842). The new standard is effective for reporting periods beginning after December 15, 2018 and early adoption is permitted. The standard will require lessees to report most leases as assets and liabilities on the balance sheet, while lessor accounting will remain substantially unchanged. The standard requires a modified retrospective transition approach for existing leases, whereby the new rules will be applied to the earliest year presented. The Company does not believe the adoption of this standard will have a material effect on its financial statements.

3. ACCOUNTS RECEIVABLE

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts receivable	22,768	17,240

The Company recorded no allowance for doubtful debts for accounts receivables for period ended September 30, 2016 and December 31, 2015.

Aging analysis of trade receivables by invoice date at the date of reporting period is as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
0-30 days	22,768	17,240
	22,768	17,240

4. AMOUNT DUE FROM / (TO) RELATED PARTIES

	September 30, 2016 HK$	December 31, 2015 HK$
Related companies		
Good Taste International Gourmet Group Limited	97,000	47,500
Sky Sovereign (F&B) Limited	(95,344)	58,352
Go Fun Card Limited	(1,871,380)	(1,679,053)
Related party		
Cheng Yee Man, Elaine	375,000	310,000

The amounts represent the money advance from/(to) the Company for daily operations. The balances are unsecured, interest-free and payment upon request.

5. OTHER CURRENT ASSETS

	September 30, 2016 HK$	December 31, 2015 HK$
Utilities deposit	46,047	107,000
Prepayment	202,266	77,117
	248,313	184,117

6. EQUIPMENT (NET OF ACCUMULATED DEPRECIATION)

Equipment, net as of September 30, 2016 and December 31, 2015 consisted of the following:

	September 30, 2016 HK$	December 31, 2015 HK$
Leasehold improvement	119,918	119,918
Furniture, fixture and equipment	503,026	503,026
	622,944	622,944
Less: accumulated depreciation	(237,465)	(144,023)
Total	385,479	478,921

Depreciation expenses for the period ended September 30, 2016 and 2015 amounted to HK$93,442 and HK$93,442 respectively.

For the period ended September 30, 2016 and December 31, 2015, the Company record no provision for impairment losses.

7. ACCOUNTS AND OTHER PAYABLES

	September 30, 2016 HK$	December 31, 2015 HK$
Accounts payables	90,264	87,087
Accrued expenses	93,310	103,883
	183,574	190,970

The carrying values of accounts and other payables approximate their fair values.

GO INSIDE KITCHEN LIMITED

NOTES TO THE FINANCIAL STATEMENTS

8. INCOME TAXES

Income is subject to taxation in Hong Kong. The Company's loss before taxes for the period ended September 30, 2016 and 2015 consists of the following:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Current income tax	-	-
Deferred income tax benefit	27,300	20,492
	27,300	20,492

The following is a reconciliation of the effective income tax rate on continuing operations with Hong Kong profit tax rate:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Profit tax rate	(16.5%)	(16.5%)
Temporal differences	-	2.44%
Effective tax rate	(16.5%)	(14.06%)

The components of deferred tax assets recognised in the statement of financial position was in respect of temporary differences arising from depreciation in excess of the related allowances are as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Temporary differences and deferred tax asset of Equipment (net of accumulated depreciation)	28,749	40,827
Tax loss carry forwards	(105,210)	(89,988)
Total deferred tax assets	(76,461)	(49,161)

9. OPERATING LEASE COMMITMENTS

At the end of reporting period, the Company had future aggregate minimum lease payment under non-cancellable operating lease in respect of office premise, which are payable as follows:

	September 30, 2016 HK$	December 31, 2015 HK$
Period ended September 30, / December 31,		
2016	-	964,000
2017	1,344,000	1,344,000
2018	404,000	448,000
	1,748,000	2,756,000

10. EARNINGS PER SHARE

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to the Company for all years presented:

	Nine Months Ended	
	September 30, 2016 HK$	September 30, 2015 HK$
Net loss available to common shareholders	(138,153)	(125,280)
Basic net loss per common share	(13.81)	(12.52)

11. SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.